SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Princeton eCom Corporation

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               Delaware                                22-2528267
(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)


           165 Wall Street
         Princeton, New Jersey                           08540
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


If  this   Form   relates   to  the          If  this   form   relates   to  the
registration  of a  class  of                registration   of   a    class   of
securities pursuant to Section 12(b)         securities   pursuant  to   Section
of the Exchange Act and is effective         12(g) of the Exchange Act pursuant
pursuant to General Instruction A(c),        to   General   Instruction   A.(d),
please check the following box. ___          please check the following box. ___




Securities Act registration statement file number to which this form relates:
333-75385

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b)OF THE ACT:


        TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
        TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED
        -------------------               ------------------------------

          NOT APPLICABLE                          NOT APPLICABLE

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     COMMON STOCK, PAR VALUE $0.01 PER SHARE
                                (Title of Class)

Item 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The securities to be registered hereunder are common stock, par value $0.01 per share (the "Common Stock") of Princeton eCom Corporation (the "Registrant"). A description of the Common Stock is set forth under the caption "Description of Capital Stock" contained in the prospectus forming a part of the Registrant's Registration Statement on Form S-1 (the "Registration Statement") (File No. 333-75385) initially filed with the Securities and Exchange Commission on March 31, 1999. Such description, and as it may be subsequently amended, is incorporated herein by reference.

Item 2.   EXHIBITS.

     The following exhibits are filed as a part of this Registration Statement:

     EXHIBIT
        NO.        DESCRIPTION
     -------       -----------

       1. Certificate of Incorporation, as amended, of Princeton eCom Corporation, incorporated herein by reference to
                   Exhibit 3(i)(1) to the Registration Statement.

       2. Amended and Restated Certificate of Incorporation of Princeton eCom Corporation, incorporated herein by reference to Exhibit 3(i)(2) to the Registration Statement.

       3.          Amended  and   Restated   Bylaws  of  Princeton   eCom
                   Corporation,  incorporated  herein  by reference  to
                   Exhibit 3(ii)(1) to the Registration Statement.

       4.          Second  Amended and Restated  Bylaws of Princeton eCom
                   Corporation,   incorporated  herein  by  reference  to
                   Exhibit 3(ii)(2) to the Registration Statement.

       5. Specimen Stock Certificate, incorporated herein by reference to Exhibit 4.1 to the Registration Statement.

       6. Voting Agreement between Billing Concepts Corp., Princeton eCom Corporation, Donald C. Licciardello and the Licciardello Family Limited Partnership, incorporated herein by reference to Exhibit 10.7 to the Registration Statement.




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






                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      PRINCETON ECOM CORPORATION



Date:  May 27, 1999                   By: /s/ CHRISTOPHER S. SUGDEN
                                      ------------------------------------------
                                              Christopher S. Sugden
                                              Senior Vice President and
                                              Chief Financial Officer


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


                                INDEX TO EXHIBITS

                                                                  SEQUENTIALLY
EXHIBIT NO.  DESCRIPTION                                          NUMBERED PAGE
-----------  -----------                                          -------------

     1.      Certificate  of  Incorporation,   as  amended,  of
             Princeton eCom Corporation, incorporated herein by reference to Exhibit 3(i)(1) to the Registration
             Statement.

     2.      Amended and Restated  Certificate of Incorporation
             of Princeton eCom Corporation, incorporated herein
             by   reference   to   Exhibit   3(i)(2)   to   the
             Registration Statement.

     3.      Amended  and  Restated  Bylaws of  Princeton  eCom
             Corporation,  incorporated   herein  by reference to
             Exhibit 3(ii)(1) to the Registration Statement.

     4. Second Amended and Restated Bylaws of Princeton eCom Corporation, incorporated herein by reference to Exhibit 3(ii)(2) to the Registration Statement.

     5. Specimen Stock Certificate, incorporated herein by reference to Exhibit 4.1 to the Registration
             Statement.

      6. Voting Agreement between Billing Concepts Corp., Princeton eCom Corporation, Donald C. Licciardello and the Licciardello Family Limited Partnership, incorporated herein by reference to Exhibit 10.7 to the Registration Statement.



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